EXHIBIT 99.3

ANVIA HOLDINGS CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between ANVIA Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”) and Accounting Business Solutions Pty. Ltd. (“ABS”).

Anvia Holdings Corporation

Pro Forma

Balance Sheet - Unaudited

March 31, 2019

	Anvia Holdings Corporation (#)	Accounting Business Solutions Pty. Ltd.	Proforma	Proforma As
	March 31, 2019	March 31, 2019	Adjustments	Adjusted
Assets
Current assets
Cash and cash equivalents	$455,346	$578	$-	$455,924
Accounts receivable	546,686	25,480	-	572,166
Other receivables	1062,331	-	-	1,062,331
Tax assets	16,630	-	-	16,630
Total Current Assets	2,080,993	26,058	-	2,107,051

Property, plant and equipment, net	782,172	10,957	-	793,129
Intangible assets	55,755	-	-	55,755
Other investments	912,294	-	-	912,294
Goodwill	10,067,823	-	132,628	10,200,451
Total Non-Current Assets	11,818,044	37,015	132,628	11,961,629

Total Assets	13,899,037	37,015	132,628	14,068,680

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Account payables	$599,191	$3,711	$-	$602,902
Accounts payable and accrued liabilities	3,167,846	2,359	-	3,170,205
Embedded Conversion option liability	9,232,412	-	-	9,232,412
Convertible notes payable	1,575,858	-	-	1,575,858
Amount owing to Directors	503,940	60,247	-	564,187
Borrowings	3,783,232	21,651	-	3,804,883
Provision for taxation	620,555	-	-	620,555
Total Current Liabilities	19,483,034	87,968	-	19,571,002

Total Liabilities	19,483,034	87,968	-	19,571,002

Stockholders’ Equity
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 42,257,877 shares issued and outstanding at March 31, 2019	4,313	78	(74)	4,317
Discount on common stock	(500)	-	-	(500)
Additional paid-in capital	6,040,934	-	106,638	6,147,572
Stock subscriptions	(262,768)	-	-	(262,768)
Accumulated deficit	(11,246,233)	(55,076)	55,076	(11,246,233)
Accumulated other comprehensive loss	(118,560)	4,045	(4,045)	(118,560)
Total Anvia Holdings Corporation stockholders’ equity	(5,582,814)	(50,953)	157,595	(5,476,172)
Non-controlling interest	(1,183)	-	(24,967)	(26,150)
Total Stockholders’ Equity	(5,583,997)	(50,953)	132,628	(5,502,322)
Total Liabilities and Stockholders’ Equity	$13,899,037	$37,015	$132,628	$14,068,680

# Please refer to Form 8-K announced on September 18, 2019.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended March 31, 2019

(Unaudited)

	Anvia Holdings Corporation (#)	Accounting Business Solutions Pty. Ltd.
	Three Months Ended	Three Months Ended	Proforma	Proforma As
	March 31, 2019	March 31, 2019	Adjustment	Adjusted

Revenue	$5,774,062	$34,306	$-	$5,808,368
Cost of goods sold	(3,566,807)	(6,082)	-	(3,572,889)
Gross Profit	2,207,255	28,224	-	2,235,479

Operating Expenses
General and administrative	(2,696,104)	-	-	(2,696,104)
Other income	1,321	-	-	1,321
Operating Expenses	(3,366,461)	(38,867)	-	(3,405,328)

Loss From Operations	(3,853,989)	(10,643)	-	(3,864,632)

Finance costs
Interest expense	(4,622,306)	(817)	-	(4,623,123)

Loss Before Income Taxes	(8,476,295)	(11,460)	-	(8,487,755)

Provision for income taxes	(597)	-	-	(597)

Net Loss	(8,476,892)	(11,460)	-	(8,488,352)
Net income loss attributable to the non-controlling interest	(412)	-	-	(412)
Net Loss Attributable To The Shareholders of The Company	$(8,477,304)	$(11,460)	$-	$(8,488,764)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	4,226	(294)	-	3,932
Comprehensive loss	(8,473,078)	(11,754)	-	(8,484,832)

Other comprehensive income attributable to non-controlling interests	(112)	-	-	(112)
Total Comprehensive Loss Attributable To The Shareholders of The Company	$(8,473,190)	$(11,754)	$-	$(8,484,944)

Basic and Diluted Loss per Common Share	$(0.20)	$(118)	-	$(0.20)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	100	(100)	42,257,877

# Please refer to Form 8-K announced on September 30, 2019.

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended December 31, 2018

(Audited)

	Anvia Holdings Corporation (#)	Accounting Business Solutions Pty. Ltd.	Proforma	Proforma
	December 31, 2018	December 31, 2018	Adjustment	As Adjusted

Revenue	$22,644,693	$198,443	$-	$22,843,136
Cost of goods sold	(18,634,063)	(31,695)	-	(18,665,758)
Gross Profit	4,010,630	166,748	-	4,177,378

Operating Expenses
General and administrative	(1,357,024)	-	-	(1,357,024)
Other income	23,244	5	-	23,249
Operating Expenses	(3,843,225)	(164,053)	-	(4,007,278)

(Loss) / Profit From Operations	(1,166,375)	2,700	-	(1,163,675)

Finance costs
Interest expense	(1,317,776)	(2,700)	-	(1,320,476)

Loss Before Income Taxes	(2,484,151)	-	-	(2,484,151)

Provision for income taxes	(2,201)	-	-	(2,201)

Net Loss	(2,486,352)	-	-	(2,486,352)
Net income attributable to the non-controlling interest	16,009	-	-	16,009
Net Loss Attributable To The Shareholders of The Company	$(2,470,343)	-	-	(2,470,343)
		$	$	$
Other comprehensive (expense)/income:
Foreign currency translation gain	39,849	4,278	-	44,127
Comprehensive (loss)/income	(2,430,494)	4,278	-	(2,426,216)

Other comprehensive income attributable to non-controlling interests	564	-	-	564
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	$(2,429,930)	4,278	-	(2,425,652)

Basic and Diluted (Loss)/Income per Common Share	$(0.06)	$42.78	$-	$(0.06)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	100	(100)	42,257,877

# Please refer to Form 8-K announced on September 30, 2019.

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 26, 2019 Anvia Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd, entered into an agreement with Accounting Business Solutions Pty. Ltd. (“ABS”) and ABS’s shareholders whereby the Company 51% shares were acquired at $ 106,641 where entire consideration is paid in shares of Anvia Holdings.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2019 balance sheet of ABS after giving effect to the acquisition with Anvia Holdings Corporation. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2019 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of ABS included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform ABS’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 is presented as if the ABS acquisition had occurred on March 31, 2019 and combines the historical balance sheet of the Company at March 31, 2019 and the historical balance sheet of ABS at March 31, 2019.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and ABS for the period ended March 31, 2019 are presented as if the acquisition had taken place on March 31, 2019. The pro forma statement of operations and comprehensive loss for the period ended March 31, 2019 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of ABS for three months ended March 31, 2019.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended March 31, 2019 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended March 31, 2019, with the historical consolidated statement of income of

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To eliminate the equity account of ABS incurred before the date of the acquisition and adjust share capital of ABS..
●	To record the acquisition through debt financing.

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